UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     April 29, 2003
                                                --------------------------------

Morgan Stanley Capital I Inc. (as depositor under the Pooling and Servicing Agreement, dated as of April 1, 2003, relating to the Morgan Stanley Capital I Inc. Trust 2003-NC4 Mortgage Pass-Through Certificates, Series 2003-NC4)
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             (Exact name of registrant as specified in its charter)


   Delaware                         333-83986-19                13-3291626
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)


1585 Broadway, New York, New York                                 10036
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code      (212) 296-7000
                                                  ------------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
            ------------

            Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Morgan Stanley Capital I Inc. Trust 2003-NC4 Mortgage Pass-Through Certificates, Series 2003-NC4. On April 29, 2003, Morgan Stanley Capital I Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, The Provident Bank, as servicer, Deutsche Bank National Trust Company, as trustee, and NC Capital Corporation, as responsible party, of Morgan Stanley Capital I Inc. Trust 2003-NC4 Mortgage Pass-Through Certificates, Series 2003-NC4 (the "Certificates"), issued in thirteen classes. The Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, with an aggregate scheduled principal balance as of April 29, 2003 of $358,224,000, were sold to Morgan Stanley & Co. Incorporated ("MS&Co."), The Williams Capital Group, L.P. ("Williams") and Utendahl Capital Partners, L.P. (collectively with MS&Co. and Williams, the "Underwriters"), pursuant to an Underwriting Agreement dated as of April 22, 2003 by and among the Company and the Underwriters.

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of April 1, 2003, by and among the Company, as depositor, The Provident Bank, as servicer, Deutsche Bank National Trust Company, as trustee, and NC Capital Corporation, as responsible party.

                                   SIGNATURES
                                   ----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 14, 2003                       MORGAN STANLEY CAPITAL I INC.


                                          By: /s/ Valerie H. Kay
                                             -----------------------------------
                                             Name:  Valerie H. Kay
                                             Title: Vice President

                              INDEX TO EXHIBITS
                              -----------------



Item  601(a)  of
Regulation  S-K
Exhibit No.                 Description                                Page
-----------                 -----------                                ----

4                           Pooling and Servicing Agreement, dated as     6
                            of April 1, 2003, by and among the
                            Company, as depositor, The Provident
                            Bank, as servicer, Deutsche Bank National
                            Trust Company, as trustee, and NC Capital
                            Corporation, as responsible party.